                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

       WHEREAS, each of the undersigned is an Officer or both an Officer and a Director of the Corporation;

       NOW, THEREFORE, each of the undersigned hereby constitutes and appoints
  I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer or as both an Officer and a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

       IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21 day of March, 1995.


     W. C. Ferguson              Ivan Seidenberg              F. V. Salerno
  ---------------------      -----------------------    ------------------------
   William C. Ferguson,        I. G. Seidenberg,          Frederic V. Salerno,
  Chairman of the Board           President,             Vice Chairman-Finance
                             Chief Executive Officer    and Business Development
                                   and Director              and Director



                 A. Z. Senter                         P. M. Ciccone
         ----------------------------         ------------------------------
                 A. Z. Senter,                        P. M. Ciccone,
         Executive Vice President and         Vice President and Comptroller
            Chief Financial Officer


  State of  New York          )
                              )  ss.:
  County of  Westchester      )

       On the 21 day of March 1995, personally appeared before me, William C. Ferguson, I. G. Seidenberg, Frederic V. Salerno, A. Z. Senter and P. M. Ciccone, to me known and known to me to be the persons described in and who executed the foregoing instrument, and they severally duly acknowledged to me that they and each of them executed and delivered the same for the purposes therein expressed.

       Witness my hand and official seal this 21 day of March 1995.

                                                       Joanna Versaci
                                              --------------------------------
                                              Notary Public, State of New York
                                                        No. 4809035
                                               Qualified in Westchester County
                                                 Cert. Filed in Bronx County
                                            Commission Expires October 31, 1996
                                                       Joanna Versaci

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, NYNEX Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1994; and

       WHEREAS, each of the undersigned is a Director of the Corporation;

       NOW, THEREFORE, each of the undersigned hereby constitutes and appoints
  I. G. Seidenberg, A. Z. Senter and P. M. Ciccone, and each of them severally, as attorneys for the undersigned and in the undersigned's name, place and stead, as a Director of the Corporation, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and/or desirable to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

       IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 16th day of March, 1995.


  John Brademas             R. W. Bromery             R. L. Carrion
  ---------------------     --------------------      ------------------
  John Brademas             Randolph W. Bromery       Richard L. Carrion
  Director                  Director                  Director


  John J. Creedon           Stanley P. Goldstein      Helene L. Kaplan
  ---------------------     --------------------      ------------------
  John J. Creedon           Stanley P. Goldstein      Helene L. Kaplan
  Director                  Director                  Director


  Elizabeth T. Kennan       Edward E. Phillips        Walter V. Shipley
  ---------------------     --------------------      ------------------
  Elizabeth T. Kennan       Edward E. Phillips        Walter V. Shipley
  Director                  Director                  Director

  John R. Stafford
  ---------------------
  John R. Stafford
  Director

  State of New York  )
                     )  ss.:
  County of New York )

       On the 16th day of March, 1995, personally appeared before me each of the Directors, all to me known and known to me to be the persons described in and who executed the foregoing instrument, and each such person duly acknowledged to me that he or she executed and delivered the same for the purposes therein expressed.

       Witness my hand and official seal this 16th day of March, 1995.

                                                     Robert Erb
                                         -----------------------------------
                                          Notary Public, State of New York
                                                   No. 31-4808105
                                            Qualified in New York County
                                         Commission Expires January 31, 1997

                                       2